                                                                    EXHIBIT 99.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         IN CONNECTION WITH THE ACCOMPANYING QUARTERLY REPORT OF SAGA COMMUNICATIONS, INC. (THE "COMPANY") ON FORM 10-Q FOR THE PERIOD ENDED JUNE 30, 2002 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON THE DATE HEREOF (THE "REPORT"), I, SAMUEL D. BUSH, CHIEF FINANCIAL OFFICER OF THE COMPANY, CERTIFY, PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, THAT TO THE BEST OF MY KNOWLEDGE:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                              /s/ Samuel D. Bush
                                              ----------------------------------
                                              Samuel D. Bush
                                              Chief Financial Officer


                                       31